EXHIBIT 99.7

Equity One 2002-3
Term Sheet

Class B-1

Balance                 8,775,000    Delay                 24
Coupon                 at pricing    Dated           5/1/2002
Settle                  6/14/2002    First Payment  6/25/2002
100% PPC, To Maturity

---------------------------------------------------
Severity                                       40%
Lag                                       12 month
---------------------------------------------------

                           10 CDR          11 CDR         11.1 CDR       11.2 CDR        11.3 CDR      11.4 CDR
Price                      Yield           Yield           Yield          Yield           Yield          Yield
100                        6.935           6.954           6.666          6.255           5.808          5.342

WAL                         5.88            7.99            8.52           8.77            8.95           9.1
Mod Durn                    4.55            5.6             5.75           5.88             6            6.13
Mod Convexity               0.29           0.475           0.502          0.524           0.546          0.571
Prcp Writedown               -               -            419,314        841,734       1,260,975      1,677,114
Total Collat Loss        40,569,302      44,850,715      45,281,276    45,712,281      46,143,730     46,575,626




                       11.5 CDR       11.6 CDR        11.7 CDR      11.8 CDR        12.0 CDR
Price                   Yield          Yield           Yield         Yield           Yield
100                     4.859          4.363           3.854         3.334           2.254

WAL                      9.22           9.31            9.38          9.43            9.49
Mod Durn                 6.27           6.41            6.56          6.72            7.07
Mod Convexity           0.597          0.626           0.657         0.691            0.77
Prcp Writedown       2,090,787      2,502,527       2,912,085     3,319,733       4,130,523
Total Collat Loss    47,007,969     47,440,760      47,874,000    48,307,690      49,176,424

Class M-2

Balance                 11,322,000      Delay                   24
Coupon                  at pricing      Dated             5/1/2002
Settle                   6/14/2002      First Payment    6/25/2002
100% PPC, To Maturity

---------------------------------------------------
Severity                                       40%
Lag                                       12 month
---------------------------------------------------

                          13 CDR        13.1 CDR        13.2 CDR       13.3 CDR        13.4 CDR      13.5 CDR
Price                     Yield          Yield           Yield          Yield           Yield          Yield
100                       6.705          6.708           6.681          6.476           6.221          5.939

WAL                        7.57           8.03            8.6            8.93            9.14          9.31
Mod Durn                   5.62           5.83            6.04           6.14            6.22           6.3
Mod Convexity             0.431          0.475           0.526          0.543           0.557          0.571
Prcp Writedown             -              -             80,588         466,366         854,882       1,244,184
Total Collat Loss      53,547,414     53,987,040      54,427,131      54,867,686      55,308,708     55,750,196



                      13.6 CDR       13.7 CDR        13.8 CDR      13.9 CDR        14.0 CDR
Price                  Yield          Yield           Yield         Yield           Yield
100                    5.641           5.33           5.009         4.678           4.337

WAL                     9.44           9.55            9.65          9.73            9.79
Mod Durn                6.38           6.46            6.54          6.63            6.72
Mod Convexity          0.586          0.602           0.618         0.635           0.654
Prcp Writedown       1,634,037      2,023,579       2,413,152     2,802,565       3,191,982
Total Collat Loss    56,192,153     56,634,579      57,077,475    57,520,843      57,964,682

                                 -CONFIDENTIAL-


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Serkan Erikci
Wachovia Securities
Corporate & Investment Banking
serkan.erikci@wachovia.com
(704) 715-1263